UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2023

Duolingo, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40653	45-3055872
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
5900 Penn Avenue
Pittsburgh, Pennsylvania 15206
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (412) 567-6602

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	DUOL	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amended and Restated Bylaws

On December 7, 2023, the Board of Directors (the “Board”) of Duolingo, Inc. (the “Company”) approved the amendment and restatement of the Company’s bylaws (the “Amended and Restated Bylaws”), which became effective the same day. Among other things, the amendments effected by the Amended and Restated Bylaws:

•address the universal proxy rules adopted by the U.S. Securities and Exchange Commission, by providing that no person may solicit proxies in support of a director nominee other than the Board’s nominees unless such person has, or is part of a group that has, complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including applicable notice and solicitation requirements;
•streamline procedural mechanics and enhance disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings (other than proposals to be included in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act), including, without limitation, by requiring additional background information and disclosures regarding proposing stockholders, proposed director nominees and business, and other persons related to a stockholder’s solicitation of proxies;
•require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white, which shall be reserved for exclusive use by the Board; and
•revise provisions regarding notice of an adjournment of any meeting of stockholders and the availability of the list of stockholders entitled to vote at a meeting of stockholders, each to align with amendments to the General Corporation Law of the State of Delaware.

The Amended and Restated Bylaws also delete certain obsolete provisions and incorporate certain technical, modernizing, clarifying and conforming changes.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Duolingo, Inc., effective as of December 7, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUOLINGO, INC.

Date: December 8, 2023	By:	/s/ Matthew Skaruppa
Matthew Skaruppa
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)